UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 7, 2006

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 7, 2006, ConAgra Foods, Inc. (the “Company”) issued a press release with respect to its presentation at the Prudential Back-To-School Consumer Conference.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by this reference.  The slides that will be used in the Company’s conference presentation are furnished as Exhibit 99.2 to this Form 8-K and incorporated by this reference.

Item 7.01 Regulation FD Disclosure

The information reported pursuant to Item 2.02, “Results of Operations and Financial Condition” is incorporated by this reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1  Press Release issued September 7, 2006

Exhibit 99.2  Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: September 7, 2006	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Vice President, Chief Securities Counsel & Assistant Corporate Secretary

Exhibit Index

Exhibit 99.1 Press release issued September 7, 2006

Exhibit 99.2 Slide Presentation